Asia Carbon Industries, Inc.
OTC Market: ACRB



December 2012

Forward-Looking Statements

Except for statements of historical fact, the information presented herein constitutes forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements differ from the assumptions underlying such forward-looking statements. Such factors include general economic and business conditions, the ability to acquire and develop specific projects, the ability to fund operations and changes in consumer and business consumption habits and other factors over which Asia Carbon Industries, Inc. has little or no control. We do not undertake any obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of the presentation, except as required by applicable law or regulation.

Introduction

- Asia Carbon Industries, Inc. ("The Company", "ACRB") is a holding company incorporated in the State of Maryland in 2008.
- Through a WFOE and VIE structure, ACRB controls Taiyuan Hongxing Carbon Black Ltd. ("Hongxing"), a PRC operation company, produces and sells carbon black products in the PRC.
- Hongxing was founded by Guoyun Yao in 2003 and profitable in 2004. The Company produces three carbon black products under the brand name "Great Double Star". Nearly 90% of sales are to tire manufacturers
- S-1 declared effective by the SEC 10/25/2010 and began trading on OTC Bulletin Board in December 2010. ACRB currently is on OTC Market QB tier.


Shanxi Location Map
Beijing
Taiyuan
Shanxi
China
N
www.chinahighlights.com

Application of Carbon Black


(67%)
(10%)
(10%)
(13%)

Manufacturing Process



Manufacturing of Carbon Black
Raw Material supply
Dehydration of fuel oil
Reaction
Combustor
Reactor
Heat exchanger
Air heat exchanger
Separation
Separation of gas and material
Granulation
Refined granulation
Packaging
Test
Packaging
Storage







Major Products



N660

Soft carbon black with good flexibility, necessary for the production of automobile tire inner tubes and hoses.



N220

A hard carbon black with good strength and elongation properties, used primarily in the manufacturing of automobile tires.



N330

A hard carbon black with a lower production cost; mainly used in manufacturing sides of automobile tires.



Naphthalene oil

By-product of the carbon black production process, it is the precursor to many industrial chemicals.

Competitors

- A very competitive and concentrated market. In 2011, 25 carbon black manufacturers with capacity of over 50,000 tons produced 87% of national total. Among them, 9 manufacturers with capacity of over 100,000 tons produced 55% of national total.

Capacity	Production % of National Total	Number of Manufacturers
Over 100,000 tons	55%	9
50,000 to 100,000 tons	32%	18
Less 50,000 tons	13%	33

Top 15 Carbon Black Companies in China

Company Name	Location	2011		2010		2009	
		Rank	Tons	Rank	Tons	Rank	Tons
Jiangxi Black Cat	Jiangxi	1	581,000	1	453,208	1	328,228
Cabot Chemical	Tianjin	2	332,000	2	320,000	2	320,000
Longxing Chemical Group	Hebei	3	249,000	3	222,988	3	182,779
Huadong Rubber Material	Shandong	4	249,000	4	170,998	5	136,190
Zhongxiang Chemical Industry	Anhui	5	174,300	6	138,433	6	128,911
Dashiqiao liaoBin	Liaoning	6	166,000	9	95,065	8	84,021
Suzhou Baohua Carbon Black	Jiangsu	7	132,800	5	162,478	4	147,637
Shijiazhuang Xinxing	Hebei	8	132,800	8	100,250	7	94,883
Hebei Daguangming Industry Group	Hebei	9	116,200	10	92,232	9	79,865
Shandong Naisite	Shandong	10	107,900				
Shanxi Shuidong	Shanxi	11	103,750	12	76,865	10	67,913
Yunan Qujingzhongyi	Yunnan	12	99,600				
Qingzhou Bo'ao	Shandong	13	83,000	7	120,234	12	63,762
Shandong Aolong Carbonblack	Shandong	14	83,000				
Hangzhou Fuchuanjiang	Zhejiang	15	66,400	11	84,968	14	57,723
Qingdao Yingchuang Chemical	Shndong			13	67,000	11	67,000
Shandong Beisite Chemical	Shandong			14	60,098	13	61,231
Maoming Huanxing	Guangdong			15	56,409	15	49,286
Others			1,173,250		1,187,056		961,841
Total Production Tons			3,850,000		3,408,282		2,831,270



Competitive Advantages

- The Company has capacity of 61,000 tons in the second tier manufacturer group.
- Close to raw material – coal tar oil producing areas, stable raw material suppliers with lower transportation cost.
- Established customer base, growing with customers together, and also close to the location of customers and lowered transportation cost.
- Flat management structure lowed management cost.
- Higher net profit rate compared to the top one.

Net Profit Rate	Black Cat	The Company
2011 - full year	3.3%	14.9%
2012 - 9 Months	3.5%	14.0%

Carbon Black Market

- World demand forecast to rise 4.6% per year from 2010 through 2015 to 12.7 million metric tons. (2012 China Rubber Conference).
- China accounted for 30% of world production.
- Carbon Black Market in China is driven by tire (67%) and auto parts (10%) industries.
- Government supporting agriculture policy increased the demand for tires used in agriculture vehicles.
- The Company has a stable and growing customer base.

Carbon Black Market in China

Productions	2010	2011	2012	2013	2014	2015	Average Growth %
Auto Production (1,000,000 unit)	18.27	19.60	21.78	23.96	26.35	29.00	9.70%
Tire Production (1,000,000 unit)	420	450	480	515	550	590	7.00%
Carbon Black Production (1,000,000 ton)	3.24	3.53	3.84	4.18	4.55	4.94	8.80%

Five Years Growth Plan

- To add a 40,000-ton (hard carbon black) production line by acquisition or self-built to be top fifteen.
- To add a second 40,000-ton (soft carbon black) production line by acquisition or self-built to be top ten.
- To build 6000 KW electricity generator using waste exhaust.

Investment Summary (Organic Growth)

4/1/2012	Started construction of power plant I - 3000KW (total investment approximate $5,000,000)
12/31/2012	Completion of construction of power plant I - 3000KW
10/1/2012	To renovate three dry production lines and enable them to produce specialty carbon black (total investment approximate $4,000,000)
3/31/2013	Completion of renovation
10/1/2013	To invest $10,000,000 – used for construction of a 40,000-ton production line I
10/1/2014	Completion of construction of 40,000-ton production line I
10/1/2014	To invest $13,000,000 – used for construction of power plant II (6000KW)
3/31/2015	Completion of construction of power plant II
7/1/2015	To invest $10,000,000 - used for construction of 40,000 ton production line II
3/31/2016	Completion of construction of 40,000-ton production line II

Input / Output Analysis

- Each 40, 000 ton new carbon black production line will bring revenue of $29 million and net profit of $3.5 million per annum, payback period is 2.86 years.
- After completion of the first 40,000-ton production line, the Company’s revenue will approximate to $80 million per annum.
- After completion of a second 40,000-ton production line, the Company’s revenue will approximate to $110 million per annum.

Bird View of the Company in 5 Years


太原市宏星炭黑有限公司鸟瞰图

Selected Financial Data

	For the Year Ended December 31,			
	2011	2010	2009	2008
Net Sales	$49,122,044	$29,686,876	$20,648,686	$24,533,469
Gross Profit	$11,301,935	$5,696,925	$4,424,863	$4,076,567
Income From Operations	$10,093,969	$4,703,682	$4,129,186	$3,677,956
Net Income	$7,311,281	$3,273,857	$2,985,848	$2,574,910
Net Income Per Share	$0.14	$0.07	$0.07	$0.07
Weighted Average Shares Outstanding – Basic and Diluted	50,666,166	48,512,458	41,300,303	37,820,130

Sales For the Nine Months Ended September 30 (Unaudited)

	2012		2011	
	Sales	Tons	Sales	Tons
N220	$23,825,192	24,788	$24,537,793	23,007
N330	$6,271,128	7,144	$6,081,877	6,401
N660	$5,978,149	7,142	$5,996,156	6,418
Naphthalene oil	$2,401,053	3,150	$1,323,778	1,520
Total	$38,475,522	42,224	$37,939,604	37,346

Corporate Snapshot

■Price - December 11, 2012	$0.14
■Market Cap - December 11, 2012	$7 million
■Shares Outstanding - September 30, 2012	52 million
■EPS Nine Months - September 30, 2012	$0.10
■Stockholder Equity - September 30, 2012	$34 million

Management Team

- Guoyun Yao, Chairman, Chief Executive Officer and President
- Chunde Meng, Chief Operating Officer and Director
- Delong Zhou, Chief Financial Officer
- Baozhu Ren, Vice President - Finance, Director
- Jianjun Wang, Assistant Vice President - Finance, Director

Professional Partners

U.S. Securities Counsel
Pryor Cashman LLP,
New York, New York

China Counsel
The Global Law
Office, Beijing, China

Asia Carbon Industries Inc.

News Distribution
PR Newswire

Auditor
Goldman Parks Kurland
Mohidin, LLP, Encino,
California
An Independent Member of the BDO Seidman Alliance

Investor Contacts

www.asiacarbonindustries.com

- **From the Company**

In the United States
Delong Zhou – CFO-- delongcpa@hotmail.com
Michael Segal – Director -- mssegal@ix.netcom.com

In China
Guoyun Yao CEO --- ygy13099054522@163.com
Tel: 15903516618
ChunDe Meng COO --- mcd15803466268@163.com
Tel: 13903418810



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